UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 27, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: January 3, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  December 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                  Ending
                Face        Principal                                                       Realized      Deferred     Principal
Class          Value        Balance          Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1        13,167,000.00    13,167,000.00           0.00      60,348.75         60,348.75      0.00          0.00    13,167,000.00
IA2        69,774,000.00    60,543,089.63     117,430.25     252,262.87        369,693.12      0.00          0.00    60,425,659.38
IA3        23,258,000.00    20,181,029.88      39,143.42      75,531.71        114,675.13      0.00          0.00    20,141,886.46
IA5        12,456,000.00    12,153,146.57      34,429.33      55,701.92         90,131.25      0.00          0.00    12,118,717.24
IA6         7,209,000.00     7,511,853.43           0.00           0.00              0.00      0.00     34,429.33     7,546,282.76
IIA1      105,000,000.00    97,426,740.37   1,217,216.03     345,053.04      1,562,269.07      0.00          0.00    96,209,524.34
IIA3       45,860,000.00    19,275,143.56   1,833,395.52           0.00      1,833,395.52      0.00     96,375.72    17,538,123.76
IIIA1      13,172,000.00     9,028,393.13     592,483.57      33,414.46        625,898.03      0.00          0.00     8,435,909.56
AP          1,199,835.00     1,114,200.64       1,657.38           0.00          1,657.38      0.00          0.00     1,112,543.26
B1          5,431,000.00     5,386,556.10       5,189.50      26,360.16         31,549.66      0.00          0.00     5,381,366.60
B2          1,961,000.00     1,944,952.41       1,873.80       9,518.00         11,391.80      0.00          0.00     1,943,078.61
B3          1,207,000.00     1,197,122.65       1,153.33       5,858.35          7,011.68      0.00          0.00     1,195,969.32
B4            754,000.00       747,829.74         720.47       3,659.65          4,380.12      0.00          0.00       747,109.27
B5            603,000.00       598,065.42         576.19       2,926.75          3,502.94      0.00          0.00       597,489.23
B6            603,798.00       598,857.15         576.93       2,930.62          3,507.55      0.00          0.00       598,280.22
R1                  0.00             0.00           0.00           0.00              0.00      0.00          0.00             0.00
R2                  0.00             0.00           0.00           0.00              0.00      0.00          0.00             0.00
TOTALS    301,655,633.00   250,873,980.68   3,845,845.72     873,566.28      4,719,412.00      0.00    130,805.05   247,158,940.01
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00    20,181,029.88       0.00         42,190.97       42,190.97         0.00         0.00       20,141,886.46
IIA2      30,625,000.00    28,416,132.61       0.00        142,080.66      142,080.66         0.00         0.00       28,061,111.27
IIIA2     13,172,000.00     9,028,393.13       0.00         26,774.83       26,774.83         0.00         0.00        8,435,909.56
AX           127,206.00       114,569.14       0.00            763.79          763.79         0.00         0.00          113,588.77
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------   ----------------------
IA1       36242DXY4  1,000.00000000      0.00000000       4.58333333       4.58333333     1,000.00000000       IA1       5.500000 %
IA2       36242DXZ1    867.70272064      1.68300871       3.61542795       5.29843667       866.01971193       IA2       5.000000 %
IA3       36242DYA5    867.70272078      1.68300886       3.24755826       4.93056712       866.01971193       IA3       4.491250 %
IA5       36242DYC1    975.68614082      2.76407595       4.47189467       7.23597062       972.92206487       IA5       5.500000 %
IA6       36242DYD9  1,042.01046331      0.00000000       0.00000000       0.00000000     1,046.78634485       IA6       5.500000 %
IIA1      36242DYE7    927.87371781     11.59253362       3.28621943      14.87875305       916.28118419       IIA1      4.250000 %
IIA3      36242DYG2    420.30404623     39.97809682       0.00000000      39.97809682       382.42746969       IIA3      6.000000 %
IIIA1     36242DYH0    685.42310431     44.98053219       2.53677953      47.51731172       640.44257212       IIIA1     4.441250 %
AP        36242DYL1    928.62821971      1.38133993       0.00000000       1.38133993       927.24687978       AP        0.000000 %
B1        36242DYM9    991.81662677      0.95553305       4.85364758       5.80918063       990.86109372       B1        5.872433 %
B2        36242DYN7    991.81662927      0.95553289       4.85364610       5.80917899       990.86109638       B2        5.872433 %
B3        36242DYP2    991.81661143      0.95553438       4.85364540       5.80917978       990.86107705       B3        5.872433 %
B4        36242DYS6    991.81663130      0.95553050       4.85364721       5.80917772       990.86110080       B4        5.872433 %
B5        36242DYT4    991.81661692      0.95553897       4.85364842       5.80918740       990.86107794       B5        5.872433 %
B6        36242DYU1    991.81704809      0.95550167       4.85364311       5.80914478       990.86154641       B6        5.872433 %
TOTALS                 831.65687372     12.74912615       2.89590574      15.64503190       819.34137132
----------------------------------------------------------------------------------------------------------   ----------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4      36242DYB3      867.70272078       0.00000000     1.81404119      1.81404119     866.01971193      IA4        2.508750 %
IIA2     36242DYF4      927.87371788       0.00000000     4.63936849      4.63936849     916.28118433      IIA2       6.000000 %
IIIA2    36242DYJ6      685.42310431       0.00000000     2.03270802      2.03270802     640.44257212      IIIA2      3.558750 %
AX       36242DYK3      900.65830228       0.00000000     6.00435514      6.00435514     892.95135450      AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Annette M Marsula
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(ii)             Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                           118,121,275.10
                                                      Collateral Group 2                                           122,136,855.18
                                                      Collateral Group 3                                           9,501,650.32
                                                      Collateral Group P                                           1,114,201.61

Sec. 4.01(ii)             Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                           117,959,645.20
                                                      Collateral Group 2                                           119,178,187.20
                                                      Collateral Group 3                                           8,908,564.91
                                                      Collateral Group P                                           1,112,544.23

Sec. 4.01(ii)             Scheduled Principal for Each Collateral Group
                                                      Collateral Group 1                                           130,827.84
                                                      Collateral Group 2                                           99,601.12
                                                      Collateral Group 3                                           12,083.49
                                                      Collateral Group P                                           1,430.35

Sec. 4.01(ii)             Principal Prepayments for Each Collateral Group
                                                      Collateral Group 1                                           30,802.07
                                                      Collateral Group 2                                           2,859,066.86
                                                      Collateral Group 3                                           581,001.93
                                                      Collateral Group P                                           227.03

Sec. 4.01(ii)             CPR for Each Collateral Group
                                                      Collateral Group 1                                           0.312817%
                                                      Collateral Group 2                                           24.759413%
                                                      Collateral Group 3                                           53.147117%
                                                      Collateral Group P                                           0.244552%

Sec. 4.01(iii)            Available Distribution                                                                   4,931,222.25
                                                      Aggregate Principal Distribution Amount                      3,715,040.69
                                                      Principal Prepayment Amount                                  3,471,097.89

Sec. 4.01(v)              Unscheduled Principal By Categories
                                                      Payoffs                                                      3,397,487.42
                                                      Principal Prepayments                                        73,610.47
                                                      Liquidation Proceeds                                         0.00
                                                      Condemnation Proceeds                                        0.00
                                                      Insurance Proceeds                                           0.00

Sec. 4.01(vi)             Interest Payment
                                                      Class IA1
                                                                 Accrued and Paid for Current Month                60,348.75
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IA2
                                                                 Accrued and Paid for Current Month                252,262.87
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IA3
                                                                 Accrued and Paid for Current Month                75,531.71
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IA4
                                                                 Accrued and Paid for Current Month                42,190.97
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IA5
                                                                 Accrued and Paid for Current Month                55,701.92
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IA6
                                                                 Accrued and Paid for Current Month                0.00
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IIA1
                                                                 Accrued and Paid for Current Month                345,053.04
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IIA2
                                                                 Accrued and Paid for Current Month                142,080.66
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IIA3
                                                                 Accrued and Paid for Current Month                0.00
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IIIA1
                                                                 Accrued and Paid for Current Month                33,414.46
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class IIIA2
                                                                 Accrued and Paid for Current Month                26,774.83
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class AX
                                                                 Accrued and Paid for Current Month                763.79
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B1
                                                                 Accrued and Paid for Current Month                26,360.16
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B2
                                                                 Accrued and Paid for Current Month                9,518.00
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B3
                                                                 Accrued and Paid for Current Month                5,858.35
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B4
                                                                 Accrued and Paid for Current Month                3,659.65
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B5
                                                                 Accrued and Paid for Current Month                2,926.75
                                                                 Accrued and Paid from Prior Months                0.00
                                                      Class B6
                                                                 Accrued and Paid for Current Month                2,930.62
                                                                 Accrued and Paid from Prior Months                0.00


Sec. 4.01(vii)            Servicing Fees
                                                      Servicer Fee Paid                                            52,558.92

Sec. 4.01(viii)           Monthly Advances
                                                      Current Period Advances                                      1,169,354.85
                                                      Current Period Reimbursed Advances                           0.00
                                                      Aggregate Unreimbursed Advances                              12,098,853.42

Sec. 4.01(ix)             Advances by Master Servicer or Securities Administrator
                                                      Current Period Advances                                      0.00
                                                      Current Period Reimbursed Advances                           0.00
                                                      Aggregate Unreimbursed Advances                              0.00


Sec. 4.01(xi)                                         Number of Outstanding Mortgage Loans                         542
                                                      Balance of Outstanding Mortgage Loans                        247,158,941.54

                           PLEASE NOTE:
                           More detailed information regarding the mortgage loans, including the percentage of mortgage loans in the transaction affected by Hurricane Katrina, can be viewed at:
                           http://www.absnet.net/subscribe/gsdata.asp
                           The information will be posted at such time as it becomes available.

Sec. 4.01(xii)             Number and Balance of Delinquent Loans
                                      Delinquency Totals
                                      Group Totals
                                      Period               Number             Principal Balance          Percentage
                                      0-29 days                     538        245,832,841.36            99.46 %
                                      30-59 days                      2            425,292.83            0.17 %
                                      60-89 days                      1            300,910.54            0.12 %
                                      90-119 days                     1            599,896.80            0.24 %
                                      120+ days                       0                  0.00            0.00 %
                                      Total                         542        247,158,941.53            100.00 %

Sec. 4.01(xii)             Number and Balance of Loans in Bankruptcy
                                      Bankruptcy Totals
                                      Number of             Principal         Percentage
                                      Loans                 Balance
                                             0               0.00              0.00%

Sec. 4.01(xii)             Number and Balance of Loans in Foreclosure
                                      Foreclosure Totals
                                      Number of              Principal        Percentage
                                      Loans                  Balance
                                             0                   0.00          0.00%


Sec. 4.01(xiii)            Number and Balance of REO Loans
                                      REO Totals
                                      Number of              Principal        Percentage
                                      Loans                  Balance
                                             0                 0.00            0.00%

Sec. 4.01(xv)              ggregate Principal Payment
                                                        Scheduled Principal                                        243,942.80
                                                        Payoffs                                                    3,397,487.42
                                                        Prepayments                                                73,610.47
                                                        Liquidation Proceeds                                       0.00
                                                        Condemnation Proceeds                                      0.00
                                                        Insurance Proceeds                                         0.00
                                                        Realized Losses                                            0.00

                                                        Realized Losses Group 1                                    0.00
                                                        Realized Losses Group 2                                    0.00
                                                        Realized Losses Group 3                                    0.00
                                                        Realized Losses Group P                                    0.00
                                                        Realized Gains                                             0.00

                                                        Realized Gains Group 1                                     0.00
                                                        Realized Gains Group 2                                     0.00
                                                        Realized Gains Group 3                                     0.00
                                                        Realized Gains Group P                                     0.00

Sec. 4.01(xvi)             Aggregate Amount of Mortgage Loans Repurchased                                          0.00

Sec. 4.01(xvii)            Aggregate Amount of Compensating Interest Shortfall Allocated for Current Period        0.00
                                                        Class IA1                                                  0.00
                                                        Class IA2                                                  0.00
                                                        Class IA3                                                  0.00
                                                        Class IA4                                                  0.00
                                                        Class IA5                                                  0.00
                                                        Class IA6                                                  0.00
                                                        Class IIA1                                                 0.00
                                                        Class IIA2                                                 0.00
                                                        Class IIA3                                                 0.00
                                                        Class IIIA1                                                0.00
                                                        Class IIIA2                                                0.00
                                                        Class B1                                                   0.00
                                                        Class B2                                                   0.00
                                                        Class B3                                                   0.00
                                                        Class B4                                                   0.00
                                                        Class B5                                                   0.00
                                                        Class B6                                                   0.00
                                                        Class AX                                                   0.00

Sec. 4.01(xix) Group 1
                           Senior Percentage 1                                                                     96.1352%
                           Senior Prepayment Percentage 1                                                          100.0000%

                           Subordinate Percentage 1                                                                3.8648%
                           Subordinate Prepayment Percentage 1                                                     0.0000%

Sec. 4.01(xix) Group 2
                           Senior Percentage 2                                                                     95.5501%
                           Senior Prepayment Percentage 2                                                          100.0000%

                           Subordinate Percentage 2                                                                4.4499%
                           Subordinate Prepayment Percentage 2                                                     0.0000%

Sec. 4.01(xix) Group 3
                           Senior Percentage 3                                                                     95.0192%
                           Senior Prepayment Percentage 3                                                          100.0000%

                           Subordinate Percentage 3                                                                4.9808%
                           Subordinate Prepayment Percentage 3                                                     0.0000%

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
